SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 22, 2013


                            COLORADO GOLD MINES, INC.
                 ---------------------------------------------
                 (Name of Small Business Issuer in its charter)


      Nevada                     333-174872                 68-0681435
   ------------------        -----------------           ----------------
(State of incorporation)    (Commission File No.)       (IRS Employer
                                                        Identification No.)

                               3896 Ruskin Street
                               Las Vegas, NV 89147
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (702) 553-5308



          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On January 10, 2013 the directors of the Company and a shareholder holding a majority of the voting power of the Company approved amendments to the Company's Articles of Incorporation:

     o increasing the number of shares of common stock the Company is authorized to issue to 500,000,000 shares, and

     o increasing the number of shares of preferred stock the Company is authorized to issue to 20,000,000 shares.

     The amendments to the Company's Articles of Incorporation were filed with the Nevada Secretary of State on January 22, 2013.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 23, 2013                 COLORADO GOLD MINES, INC.


                                      By:/s/ William K. Lundy
                                         ------------------------
                                      William K. Lundy, Chief Executive Officer